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                                                                   Exhibit 10.13

                                TWELFTH AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF GGP LIMITED PARNTERSHIP

     THIS AMENDMENT (this "Amendment") is made and entered into on December 31, 2006, by and among the undersigned parties.

                                   WITNESSETH:

     WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended (the "Partnership Agreement"), and the Delaware Revised Uniform Limited Partnership Act;

     WHEREAS, General Growth Properties, Inc., a Delaware corporation, is the sole general partner of the Partnership (the "General Partner");

     WHEREAS, certain holders of Series C Preferred Units have converted all of such Units into Common Units pursuant to Section 7 of Schedule A to the Sixth Amendment to the Partnership Agreement, dated November 27, 2002 (the "Series C Amendment");

     WHEREAS, pursuant to the Series C Amendment the Partnership is required to amend the Partnership Agreement to reflect the conversion and issuance of the Common Units;

     WHEREAS, the parties hereto, being the General Partner and the holder of a Majority-in-Interest of the Common Units, desire to amend the Partnership Agreement in order to reflect such conversion and issuance of Common Units by deleting and replacing Exhibit A to the Partnership Agreement in its entirety; and

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     WHEREAS, the General Partner and the holder of a Majority-in-Interest of the Common Units have the right to amend the Partnership Agreement pursuant to
Section 13.7 of the Partnership Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do herby agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Partnership Agreement.

     2. NEW EXHIBIT A. Exhibit A to the Partnership Agreement, identifying the Partners, the number and class of series of Units owned by each of them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

     3. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect in accordance with its terms.

     4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

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     In witness whereof, THE UNDERSIGNED HAVE EXECUTED THIS Amendment on the day
and year first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
a Delaware corporation


By: /S/ Bernard Freibaum
    ---------------------------------
    Bernard Freibaum, Executive
    Vice President

MAJORITY-IN-INTEREST LIMITED PARTNER:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By: GENERAL TRUST COMPANY, not
    individually but solely as
    Trustee of Martin Investment
    Trust G, a partner


By: /S/ E. Michael Greaves
    ---------------------------------
    E. Michael Greaves,
    Vice President


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